Exhibit B-6(iii)

AMENDMENT NO. 2
dated as of December 1, 2005

to

PARTICIPATION AGREEMENT NO. 3

among

ESSL 2, INC.,
as Owner Participant

W3A Funding Corporation,
as Funding Corporation

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
as Successor Owner Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly known as Bankers Trust Company),
as Corporate Indenture Trustee
under Indenture of Mortgage and Deed of Trust No. 3, dated as of September 1, 1989, as supplemented, with the Successor Owner Trustee, and as Collateral Trust Trustee
under Collateral Trust Indenture dated as of July 1, 1997 with the Lessee and the Funding Corporation

STANLEY BURG,
as Individual Indenture Trustee
under Indenture of Mortgage and Deed of Trust No. 3, dated as of September 1, 1989, as supplemented, with the Successor Owner Trustee

and

ENTERGY LOUISIANA, INC.,
as Lessee

This AMENDMENT NO. 2, dated as of December 1, 2005, ("PA Amendment No. 2") to PARTICIPATION AGREEMENT NO. 3, dated as of September 1, 1989, among ESSL 2, INC., as Owner Participant, W3A FUNDING CORPORATION, as Funding Corporation, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION ("JPMorgan"), as Successor Owner Trustee, DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Corporate Indenture Trustee under the Indenture and as Collateral Trust Trustee under the Collateral Trust Indenture, STANLEY BURG, as Individual Indenture Trustee under the Indenture, and ENTERGY LOUISIANA, INC., as Lessee.

W I T N E S S E T H:

WHEREAS, the parties to this PA Amendment No. 2, other than the Funding Corporation and the Collateral Trust Trustee, are parties to Participation Agreement No. 3, dated as of September 1, 1989 (the "Participation Agreement"), among the Owner Participant, the Successor Owner Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and the Lessee;

WHEREAS, the parties hereto wish to amend the Participation Agreement as set forth herein; and

WHEREAS, Section 10.3 of the Indenture provides, among other things, that, without the consent of the Holders of any Bonds, the Indenture Trustee may join in certain amendments to the Participation Agreement;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Definitions.

  For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms as set forth in Appendix A to the Participation Agreement, as may be amended, supplemented or otherwise modified from time to time.

  Amendments.
    Section 9(b)(3)(i) of the Participation Agreement is hereby amended and modified to read as follows:

    Maintenance of Corporate Existence, etc. The Lessee shall at all times preserve and maintain its existence as a corporation organized under the laws of the United States of America, any state thereof or the District of Columbia, except as permitted under clause (ii) below, and qualify and remain qualified to do business and preserve, renew and keep in full force and effect, its rights, privileges and franchises in each jurisdiction where the failure to so qualify or to so preserve, renew and keep in full force and effect would materially and adversely affect the business or financial condition of the Lessee or its ability to perform its obligations under any Transaction Document to which it is a party.

    Section 12 of the Participation Agreement is hereby amended by:
      In clause (i) of the first sentence of Section 12(a) after the word "thereunder", adding the words "(including, without limitation, any amendments to the Transaction Documents, including the amendments to this Participation Agreement made pursuant to PA Amendment No. 2 and any transactions or actions (including those entered into pursuant to Section 9(b)(3)(ii) of this Participation Agreement) which such amendments permit the Lessee to undertake)".
      In clause (iv) of the second paragraph of Section 12(b)(1) after the words "transactions contemplated by the Transaction Documents", adding the words "(including, without limitation, any amendments to the Transaction Documents, including the amendments to this Participation Agreement made pursuant to PA Amendment No. 2 and any transactions or actions (including those entered into pursuant to Section 9(b)(3)(ii) of this Participation Agreement) which such amendments permit the Lessee to undertake)".
      Adding a new paragraph at the end of Section 12(b)(1) as follows:

      The Lessee agrees that the indemnity provided pursuant to this Section 12(b) shall apply to (i) any and all Taxes of any nature whatsoever imposed now or in the future that would not have been imposed in the absence of entering into the PA Amendment No. 2, (ii) all transactions or actions taken by the Lessee or any affiliate which would not have been consummated or taken in the absence of entering into PA Amendment No. 2 and (iii) the structure and organization of the Lessee and its affiliates following any transaction undertaken pursuant to Section 9(b)(3)(ii) which would not have been taken in the absence of entering into PA Amendment No. 2; provided, however, that none of the exclusions as set forth in Section 12(b)(2) shall apply to the indemnity provided pursuant to this paragraph.

      In clause (iv) of Section 12(b)(2) after the words "imposing such Taxes", adding the words "(other than, during any period on or after the Lessee becomes organized in a State, Taxes imposed by state or local government or any instrumentality thereof in any State (other than the State of Louisiana) that would not have been imposed in the absense of the Lessee becoming organized in such State)".
    Appendix A to the Participation Agreement is hereby amended and modified by adding thereto the following definitions:

    "Corporation" or "corporation" shall mean a corporation, association, company (including, without limitation, limited liability company) or business trust, and references to "corporate" and other derivations of "corporation" herein shall be deemed to include appropriate derivations of such entities."

    "PA Amendment No. 2" shall mean Amendment No. 2, dated as of December 1, 2005, to the Participation Agreement.

    "voting power of all voting stock" shall mean the voting power of the classes of stock, shares or other ownership interests in the issuer thereof howsoever evidenced (including, without limitation, limited liability company membership interests) that have ordinary voting power for the election of directors, managers or trustees (or other persons performing similar functions) of the issuer, as applicable, but not including preferred securities that have only limited voting rights upon default or other contingency.

    The definition of Franchise Taxes in Appendix A to the Participation Agreement is amended by adding at the end thereof, the words "or, during any period on or after the Lessee becomes organized in a State, imposed by such State or political subdivision thereof that would not have been imposed in the absense of the Lessee becoming organized in such State".
    The definition of Inchoate Financial Event in Appendix A to the Participation Agreement is amended by:
      in paragraph (d), deleting clause (iii)(B) and adding in lieu thereof the words "Entergy Corporation shall own directly or indirectly at least 70% of the voting power of all voting stock of the corporation formed by such merger or consolidation"; and
      in paragraph (g), deleting the words "all of the common stock equity and all of the voting stock of the Lessee or its permitted successors (other than preferred stock that has only limited voting rights upon default)" and adding in lieu thereof the words "at least 70% of the voting power of all voting stock of the Lessee or its permitted successors".
    The definition of Transaction Documents in Appendix A to the Participation Agreement is amended by deleting the words "and the Bonds" and adding in lieu thereof "the Bonds, PA Amendment No. 2 and any agreement or instrument of assumption entered into pursuant to Section 9(b)(3)(ii) of the Participation Agreement".

  Miscellaneous.
    Instruction. The Owner Participant hereby directs the Successor Owner Trustee to execute and to deliver this PA Amendment No. 2.
    Execution. This PA Amendment No. 2 may be executed in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.
    Governing Law. This PA Amendment No. 2 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the internal laws of the State of New York.
    Concerning the Successor Owner Trustee. JPMorgan is entering into this PA Amendment No. 2 solely as Successor Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the agreements herein made on the part of the Successor Owner Trustee are made and intended not as personal agreements of JPMorgan, but are made solely for the purpose of binding the Trust Estate, and nothing contained in this PA Amendment No. 2 shall entitle any person to any claim against JPMorgan in its individual capacity or any of its assets.

IN WITNESS WHEREOF, the parties hereto have caused this PA Amendment No. 2 to be duly executed by their respective officers thereunto duly authorized.

ESSL 2, INC., as Owner Participant

By /s/ Brian J. Whalen
Name: Brian J. Whalen
Title: Vice President

W3A FUNDING CORPORATION

By /s/ John Morrissey
Name: John Morrissey
Title: Vice President

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Successor Owner Trustee under the Trust Agreement

By /s/ Denis L. Milliner
Name: Denis L. Milliner
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Corporate Indenture Trustee and Collateral Trust Trustee

By /s/ Wanda Camacho
Name: Wanda Camacho
Title: Vice President

By /s/ Stanley Burg
STANLEY BURG, not in his individual
capacity, but solely as Individual
Indenture Trustee

ENTERGY LOUISIANA, INC., as Lessee

By /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

ACKNOWLEDGEMENT

STATE OF NEW YORK      )
                                              ) ss.:
COUNTY OF NEW YORK )

On this 19th day of December, 2005, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Brian J. Whalen, to me personally known, who being by me duly sworn did say that he/she is a Vice President of ESSL2, Inc., as Owner Participant referred to in the foregoing instrument, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

/s/ Brian J. Whalen
[signature of appearer]

WITNESSES:

/s/ Margaret Zeller

/s/ Jimmy J. Barcia

/s/ Denise C. Perry
Notary Public State of New York
No. 01PE6045304
Qualified in Nassau County
Commission Expires: 07/31/2003
Certificate filed in New York County

My Commission Expires:

07/31/2006

ACKNOWLEDGEMENT

STATE OF NEW YORK      )
                                              ) ss.:
COUNTY OF NEW YORK )

On this 15th day of December, 2005, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared John Morrissey, to me personally known, who being by me duly sworn did say that he/she is a Vice President of W3A Funding Corporation, referred to in the foregoing instrument, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

/s/ John Morrissey
[signature of appearer]

WITNESSES:

/s/ Anthony Rawls

/s/ Lisa Salomon

/s/ Michelle Velez
Notary Public, State of New York
No. 01VE4892608
Qualified in Bronx County
Certificate Filed in New York State
Commission Expires May 26, 2007

My Commission Expires:

5/26/07

ACKNOWLEDGEMENT

STATE OF LOUISIANA )
                                         ) ss.:
PARISH OF ORLEANS  )

On this 15th day of December, 2005, before me, the undersigned Notary Public, duly commissioned and qualified within the State and Parish aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Denis L. Milliner, to me personally known, who being by me duly sworn did say that he/she is a Vice President of J.P. Morgan Trust Company, National Association, a national banking association, the Successor Owner Trustee referred to in the foregoing instrument, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

/s/ Denis L. Milliner
[signature of appearer]

WITNESSES:

/s/ Lisa Moran

/s/ May Shoemaker

/s/ Marguerite L. Adams
Notary Public
State of Louisiana
Louisiana State Bar #10025
My Commission Issued for Life

My commission is issued for life.
My notary identification or attorney bar roll
number is 10025 .

ACKNOWLEDGEMENT

STATE OF NEW YORK      )
                                              ) ss.:
COUNTY OF NEW YORK )

On this 19th day of December, 2005, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Wanda Camacho, to me personally known, who being by me duly sworn did say that he/she is a Vice President of Deutsche Bank Trust Company Americas, as Corporate Indenture Trustee and Collateral Trust Trustee referred to in the foregoing instrument, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

/s/ Wanda Camacho
[signature of appearer]

WITNESSES:

/s/ Susan Johnson

/s/ Christine Singer

/s/ Annie Jaghatspanyan
Notary Public, State of New York
No. 01JA6062022
Qualified in New York County
Commission Expires September 23, 2009

My Commission Expires:

_September 23, 2009______

ACKNOWLEDGEMENT

STATE OF NEW YORK      )
                                              ) ss.:
COUNTY OF NEW YORK )

On this 19th day of December, 2005, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Stanley Burg, to me personally known, who being by me duly sworn did say that he is the Individual Indenture Trustee referred to in the foregoing instrument, that said instrument was signed by him and that he acknowledged said instrument to be his free act and deed.

/s/ Stanley Burg
[signature of appearer]

WITNESSES:

/s/ Susan Johnson

/s/ Christine Singer

/s/ Annie Jaghatspanyan
Notary Public, State of New York
No. 01JA6062022
Qualified in New York County
Commission Expires September 23, 2009

My Commission Expires:

_September 23, 2009______

ACKNOWLEDGEMENT

STATE OF TEXAS        )
                                       ) ss.:
COUNTY OF HARRIS )

On this 13th day of December, 2005, before me, the undersigned Notary Public, duly commissioned and qualified within the State and Parish aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Steven C. McNeal, to me personally known, who being by me duly sworn did say that he/she is a Vice President and Treasurer of Entergy Louisiana, Inc., as Lessee referred to in the foregoing instrument, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

_/s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

WITNESSES:

_/s/ Christina M. Edwards
Christina M. Edwards

_/s/ Joyce C. Neal
Joyce C. Neal

/s/ Dawn M. Miller
Dawn M. Miller
Notary Public
County of Harris, State of Texas
My Commission Expires: April 29, 2008